LAND USE RIGHT, NET (Details Narrative) - USD ($)	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017
Land use right description	The Company received land use rights for a period of 50 years with land sizes of approximately 75,000 square meters, of industrial land in Kaifeng, China from Henan Kaifeng Municipal People’s Government.
Payments for land use right	$ 2,500,000
Amortization expense	49,967	$ 48,885
Amortization expense expected to be recognized in year one	48,000
Amortization expense expected to be recognized in year two	48,000
Amortization expense expected to be recognized in year three	48,000
Amortization expense expected to be recognized in year four	48,000
Amortization expense expected to be recognized in year five	$ 48,000
Land use rights [Member]
Intangible assets useful lives	50 years